                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 24, 1999


                                ZEROS & ONES, INC.
                                ------------------
               (Exact name of registrant as specified in its charter)



                                      NEVADA
                                      ------
                  (State or other jurisdiction of incorporation)



          33-26531LA                                            88-0241079
          ----------                                            ----------
   (Commission File Number)                                  (I.R.S. Employer
                                                             Identification No.)

39 EAST WALNUT STREET, PASADENA, CALIFORNIA                           91103
-------------------------------------------                           -----
(Address of principal executive offices)                            (Zip Code)

           Registrant's telephone number, including area code: (626) 584-4040

                           COMMERCIAL LABOR MANAGEMENT, INC.
                                137 N. LARCHMONT, #507
                             LOS ANGELES, CALIFORNIA 90004
              -----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:     6
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                                TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT..................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS..............................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP........................................1

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.....................1

ITEM 5.   OTHER EVENTS......................................................1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS.........1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.................................3

SIGNATURES..................................................................4


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     See Item 6.  Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Not Applicable.

ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

     Not Applicable.

ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

     Not Applicable.

ITEM 5.  OTHER EVENTS.

     Not Applicable.

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

     On August 9, 1999, Zeros & Ones, Inc., a Nevada corporation (the "Company"), filed a final Information Statement on Schedule 14F indicating that the existing director of the Company intended to appoint a new Board of Directors and then resign. The change of the Board of Directors is consistent with the recent business combination of the Company with several private technology companies, as reported in the Company's Report on Form 8-K, dated July 7, 1999. Accordingly, effective August 24, 1999, the existing sole director of the Company, Edward L. Torres, appointed Robert Holtz, Steve Schklair and Charles Overton as the new directors of the Company, and thereafter resigned. The new directors then appointed two new additional directors, William Burnsed and Bernie Butler-Smith, effective August 24, 1999. The following paragraphs summarize the backgrounds and qualifications of the newly appointed directors:

     ROBERT HOLTZ has been the Chief Executive Officer of the Company since July 1, 1999, and President of Zeros & Ones, Inc., a Delaware corporation ("ZOI"), since its inception in April 1994. From October 1991 until founding ZOI in April 1994, Mr. Holtz was the Director of Special Projects for Action Video, Inc., a promotion post-production facility. At Action Video, Inc., Mr. Holtz developed several new tools such as "Sally," a software based product that enables a specialized animation/edit system to be used as a final assembly point by giving it the intelligence to understand EDLS (a worldwide standard protocol for storing and transmitting Edit Decisions from one system to another). He also developed a system called "Pipeline," a precursor to HTTP that connects multiple unlike devices. From January 1989 until October 1991, Mr. Holtz headed a small business that created custom hardware and software solutions. Mr. Holtz' projects included the creation of a completely automated credit card clearing and merchant protection service center, the creation of an Emergency Response Locator system which locates physicians and specialists by geographical proximity for emergency response, and the creation of the first fully automated credit card commerce system for the nationwide sale of movie theater admission tickets. Mr. Holtz has worked on the design of several international products lines such as Microsoft Visual C++, Microsoft Windows 95, Studio Venice, and Hurricane from Gentris Images of France. Mr. Holtz

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also participated in Microsoft's Win32J Group.  Mr. Holtz is an active member of the Society of Motion Picture and Television Engineers, the Institute of Electrical and Electronic Engineers, the Society of Television Engineers, the Association of Computing Machinery, and the International Multimedia Association (Charter Member).

     STEVE SCHKLAIR has been the President and Chief Financial Officer of the Company since the acquisition by the Company of Quantum Arts, Inc. effective July 1, 1999. Mr. Schklair has also been the owner, Chairman of the Board of Directors, Chief Executive Officer, and President of Quantum Arts, Inc., a subsidiary of the Company, since the inception of its predecessor-in-interest in December 1997. From 1995 to 1997, Mr. Schklair was the Vice President and General Manager of New Media for Digital Domain, a special effects company in Venice, California. His responsibilities at Digital Domain included co-managing the facility, streamlining development and production processes, overseeing asset development and management, staffing key positions, managing contract negotiations, managing marketing and public relations, and managing client, partner, and publisher relationships. At Digital Domain, Mr. Schklair negotiated a joint venture with Mattel to create CD-ROM titles based on Mattel's licensed properties. The first title, BARBIE FASHION DESIGNER, has already sold over 2,000,000 units. From 1993 to 1995, Mr. Schklair was an Executive Producer and Creative Director at R/Greenberg Associates, a commercial production company with offices in Los Angeles, California and New York, New York. He joined R/Greenberg as a visual effects and process consultant providing creative direction on Terminator II 3D for Universal.
He designed and produced interactive projects for clients such as AT&T, FCB, Levis, Silicon Graphics, Activation, Phillips, IBM, Universal Studios, and Princess Cruises. From 1990 to 1993, Mr. Schklair was an Executive Producer and Project Manager for Synapse Technologies, a computer graphics company in Los Angeles, California. At Synapse Technologies, he developed and produced several interactive multimedia titles, including COLUMBUS: ENCOUNTER, DISCOVERY AND BEYOND, EVOLUTION AND REVOLUTION, and AIR POWER. In 1981, Mr. Schklair co-founded Infinity Filmworks. During his ten year tenure as President of Infinity Filmworks, he produced and photographed several films, music videos, and commercials, including the award winning SENSORIUM for Six Flags Power Plant in Baltimore, Maryland and the award winning TO DREAM OF ROSES, created for the 1990 Osaka World Exposition. Mr. Schklair received a Bachelor of Fine Arts from California State University in 1979 and a Master in Fine Arts from the University of Southern California School of Cinema/Television in 1982.

     CHARLES OVERTON has been the Secretary of the Company since the acquisition of Kidvision, Inc. effective July 1, 1999. Mr. Overton has also been the Chief Executive Officer and President of Kidvision, Inc., a subsidiary of the Company, since its inception in 1998, and of Pillar West Entertainment, Inc. since its inception in 1996. In 1995, Mr. Overton co-founded Randall-Overton Productions where he contributed to the concept of
the Kids Educational Network.   From 1996 to 1997, he was the Executive
Producer and co-owner of the syndicated television series GOTTA SWEAT. In 1991, he joined G.C.O Pictures as the Executive Producer of SEASON OF FEAR, a full length feature film distributed domestically by MGM/UA starring Ray Wise and Clancy Brown. In 1991, Mr. Overton and other individuals founded Paragon Arts International, a feature film production company that released WITCHBOARD. WITCHBOARD is one of the top hundred highest grossing independent films of all time. Mr. Overton began his career in production working on such films as THIEF starring James Caan, and THE BLUES BROTHERS staring John Belushi and Dan Ackroyd. Mr. Overton is a graduate of the Goodman School of Drama at DePaul University in Chicago.

     BERNIE BUTLER-SMITH is the Vice President of Imaging Technology of the Company. Mr. Butler-Smith has also been the Chairman and Chief Executive Officer of Polygonal Research

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Corporation, a subsidiary of the Company, since its inception in August 1998.
For the past twelve years Mr. Butler-Smith has designed real-time image processing products for various applications. In May 1998, Mr. Butler-Smith formed a research and development company called ICU Security. Prior to co-founding Polygonal Research Corporation, he was the Vice President of Engineering at Digi-Spec Corporation for eleven years. At Digi-Spec Corporation he designed 35 image processing products, including pixel level video motion detectors, time lapse recorders, and digital switching and routing equipment. In an independent study conducted by Sandia National Labs and commissioned by the U.S. Department of Energy, Mr. Butler-Smith's motion detector products received the highest ranking. Mr. Butler-Smith has also done research in several disciplines of mathematics and high performance digital pipelining structures. Among the companies that currently use his designs are Microsoft for external security, Pheizer Pharmaceutical for security, the U.S. Department of Defense for strategic applications, the U.S. Navy for strategic applications, the Hoosier Dome for security, Boeing for employee safety, the Environmental Protection Agency for detecting pollution leakage, and the Federal Aviation Agency for detection functions at airports.

     WILLIAM BURNSED is the Vice President of Advanced Media Group of the Company. Mr. Burnsed has also been the Chairman and Chief Executive Officer of Wood Ranch Technology Group, Inc., a subsidiary of the Company, since its inception in 1998. In 1995, Mr. Burnsed founded Digital Video Engineering, a sole proprietorship engaged in computer systems design and installation for television and film special effects. Digital Video Engineering has been combined with Wood Ranch Technology Group, Inc. From January 1996 until July 1996, Mr. Burnsed was the Director of New Business Development for Discreet Logic Systems in North and South America. While with Discreet Logic Systems and Digital Video Engineering, Mr. Burnsed built online random access edit rooms for the Fox Network and high level telecine for Advanced Digital. In August 1991 he founded Hollywood Digital, a television post production company which Mr. Burnsed operated through 1994. In February 1982, Mr. Burnsed founded B&B Systems, Inc., an equipment manufacturing and turn key television systems engineering and construction contracting company. During his eleven year tenure as President of B&B, B&B designed and built several large facilities, including the J.C. Penny World Headquarters, 525 Post Production, the Financial News Network, Lorimar Studios, Post Pro Video, Multimedia Services, the Shop Television Network, and the California State Assembly Television Network. From May 1979 to February 1982, Mr. Burnsed was the Director of Engineering for Editel where he was responsible for the design and construction of five online edit bays, three rank telecines, one audio mixing room, and one insert stage. From 1976 to 1979, he was the Engineering Supervisor for TAV/Merv Griffin Productions where he supervised a department of engineers who were responsible for the installation and maintenance of television equipment used for videotaping the Merv Griffin Show. From 1973 to 1976, Mr. Burnsed was the General Manager of Shelter Vision Mobile Video where he was responsible for the video systems operation of a television mobile truck which traveled to various cities videotaping musical shows. From 1971 to 1973, he was the Director of Studio Operations for Transworld Communications, a division of Columbia Pictures. At Transworld, Mr. Burnsed was responsible for the design, installation, and operation of seven custom studios in cities from Honolulu to London.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

        (a)  Financial Statements of Business Acquired

        Not applicable.

                                       3

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        (b)  Pro Forma Financial Information

        Not applicable.

        (c)  Exhibits

        None.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              ZEROS & ONES, INC.
                 (Formerly Commercial Labor Management, Inc.)
                  __________________________________________
                               (Registrant)

Date: August 24, 1999


                    /s/ Robert Holtz
                  ----------------------------------------
                    Robert Holtz, Chief Executive Officer


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